UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 23, 2013

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of the Company was held on May 23, 2013.

(b) The stockholders: elected both of the Company’s nominees for director, to hold office for a term of three years; and ratified the appointment of Deloitte & Touche LLP as Dole’s independent registered public accounting firm for the fiscal year 2013.

A. Election of Directors:

	Shares For	Shares Against	Shares Abstain	Non-Votes
Andrew J. Conrad	56,308,413	16,531,830	0	9,444,287
E. Rolland Dickson	71,356,990	1,483,253	0	9,444,287

B. Ratification of Selection of Independent Registered Public Accounting Firm:

For	81,747,649
Against	500,369
Abstain	36,512

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 23, 2013	DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/S/ C. MICHAEL CARTER
C. Michael Carter
President and Chief Operating Officer

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